Exhibit 4.2

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

Supplemental Indenture (this “Supplemental Indenture”), dated as of October 25, 2013, among each of the entities listed in Schedule I hereto (the “Guaranteeing Subsidiaries”), each a subsidiary of Hilton Worldwide Finance LLC, a Delaware limited liability company (the “Issuer”), and Wilmington Trust, National Association, a national banking association, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer, Hilton Worldwide Finance Corp., a Delaware corporation (together with the Issuer, the “Issuers”), and Hilton Worldwide Holdings Inc., a Delaware corporation, have heretofore executed and delivered to the Trustee an Indenture (the “Indenture”), dated as of October 4, 2013, providing for the issuance of an unlimited aggregate principal amount of 5.625% Senior Notes due 2021 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Guaranteeing Subsidiary shall unconditionally guarantee all of the Issuers’ Obligations under the Notes and the Indenture on the terms and conditions set forth herein and under the Indenture (the “Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

(1) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2) Agreement to Guarantee. Each Guaranteeing Subsidiary acknowledges that it has received and reviewed a copy of the Indenture and all other documents it deems necessary to review in order to enter into this Supplemental Indenture, and acknowledges and agrees to (i) join and become a party to the Indenture as indicated by its signature below; (ii) be bound by the Indenture, as of the date hereof, as if made by, and with respect to, such Guaranteeing Subsidiary; and (iii) perform all obligations and duties required of a Guarantor pursuant to the Indenture. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Indenture, including, but not limited to, Article 10 thereof.

(3) Execution and Delivery. Each Guaranteeing Subsidiary agrees that the Guarantee shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Guarantee on the Notes.

(4) No Recourse Against Others. No past, present or future director, officer, employee, incorporator, member, partner or stockholder of the Issuers or any Guaranteeing Subsidiary shall have any liability for any obligations of the Issuers or the Guarantors (including such Guaranteeing Subsidiary) under the Notes, any Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting Notes waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(5) Governing Law. THIS SUPPLEMENTAL INDENTURE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(6) Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Supplemental Indenture may be executed in multiple counterparts which, when taken together, shall constitute one instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

(7) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(8) The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary.

(9) Benefits Acknowledged. Each Guaranteeing Subsidiary’s Guarantee is subject to the terms and conditions set forth in the Indenture. Each Guaranteeing Subsidiary acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Supplemental Indenture and that the guarantee and waivers made by it pursuant to this Guarantee are knowingly made in contemplation of such benefits.

(10) Successors. All agreements of each Guaranteeing Subsidiary in this Supplemental Indenture shall bind its Successors, except as otherwise provided in this Supplemental Indenture. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

90210 BILTMORE MANAGEMENT, LLC
90210 DESERT RESORTS MANAGEMENT CO., LLC
90210 GRAND WAILEA MANAGEMENT CO., LLC
90210 LLC
90210 MANAGEMENT COMPANY, LLC
ANDIAMO’S O’HARE, LLC
BALLY’S GRAND PROPERTY SUB I, INC.
BLUE BONNET SECURITY, LLC
CHESTERFIELD VILLAGE HOTEL, LLC
COMPRIS HOTEL LLC
CONRAD FRANCHISE LLC
CONRAD INTERNATIONAL (BELGIUM) LLC
CONRAD INTERNATIONAL (EGYPT) RESORTS CORPORATION
CONRAD INTERNATIONAL (INDONESIA) CORPORATION
CONRAD INTERNATIONAL INVESTMENT (JAKARTA) CORPORATION
CONRAD INTERNATIONAL MANAGE (CIS) LLC
CONRAD MANAGEMENT LLC
DESTINATION RESORTS LLC
DOUBLETREE DTWC LLC
DOUBLETREE FRANCHISE LLC
DOUBLETREE HOTEL SYSTEMS LLC
DOUBLETREE HOTELS LLC
DOUBLETREE LLC
DOUBLETREE MANAGEMENT LLC
DT MANAGEMENT LLC
DT REAL ESTATE, INC.
DTM ATLANTA/LEGACY, INC.
DTM CAMBRIDGE, INC.
DTM COCONUT GROVE, INC.
DTM LARGO, INC.
DTM MARYLAND, INC.
DTM SANTA CLARA LLC
DTM WALNUT CREEK, INC.
DTR FCH HOLDINGS, INC.
DTR PAH HOLDING, INC.,
each as a Guaranteeing Subsidiary

By:	/s/ W. Steven Standefer
Name:	W. Steven Standefer
Title:	Senior Vice President

[Subsidiary Guarantors’ Signature Page to the Supplemental Indenture]

DTR SAN ANTONIO, INC.
DTR TM HOLDINGS, INC.
DTWC SPOKANE CITY CENTER SPE, LLC
EJP CORPORATION
EMBASSY DEVELOPMENT CORPORATION
EMBASSY EQUITY DEVELOPMENT LLC
EMBASSY MEMPHIS CORPORATION
EMBASSY SUITES (ISLA VERDE), INC.
EMBASSY SUITES CLUB NO. 1, INC.
EMBASSY SUITES CLUB NO. THREE, INC.
EMBASSY SUITES CLUB NO. TWO, INC.
EMBASSY SUITES FRANCHISE LLC
EMBASSY SYRACUSE DEVELOPMENT LLC
EPAM CORPORATION
FLORIDA CONRAD INTERNATIONAL CORP.
GRAND VACATIONS REALTY, LLC
GRAND VACATIONS SERVICES LLC
GRAND VACATIONS TITLE, LLC
HAMPTON INNS FRANCHISE LLC
HAMPTON INNS LLC
HAMPTON INNS MANAGEMENT LLC
HAPEVILLE INVESTORS, LLC
HHC BC ORLANDO, LLC
HHC ONE PARK BOULEVARD, LLC
HIC FIRST CORPORATION
HIC GAMING CALIFORNIA, INC
HIC HOLDINGS CORPORATION
HIC HOTELS U.S.A. CORPORATION
HIC RACING CORPORATION
HIC SAN PABLO LIMITED, INC
HIC SAN PABLO, L.P.
HIC SECOND CORPORATION
HILTON BEVERAGE LLC
HILTON CHICAGO BEVERAGE I LLC
HILTON CHICAGO BEVERAGE II LLC
HILTON CHICAGO BEVERAGE III LLC
HILTON CHICAGO BEVERAGE IV LLC
HILTON CORPORATE DIRECTOR LLC
HILTON CP OPERATOR LLC
HILTON EL CON MANAGEMENT LLC,
each as a Guaranteeing Subsidiary

By:	/s/ W. Steven Standefer
Name:	W. Steven Standefer
Title:	Senior Vice President

[Subsidiary Guarantors’ Signature Page to the Supplemental Indenture]

HILTON EL CON OPERATOR LLC
HILTON ELECTRONIC DISTRIBUTION SYSTEMS, LLC
HILTON ENERGY INVESTMENTS, LLC
HILTON ESJ OPERATOR LLC
HILTON FRANCHISE HOLDING LLC
HILTON FRANCHISE LLC
HILTON GARDEN INNS FRANCHISE LLC
HILTON GARDEN INNS MANAGEMENT LLC
HILTON GRAND VACATIONS CLUB, LLC
HILTON GRAND VACATIONS COMPANY, LLC
HILTON GRAND VACATIONS FINANCING, LLC
HILTON GRAND VACATIONS MANAGEMENT, LLC
HILTON HAWAII CORPORATION
HILTON HHONORS WORLDWIDE, L.L.C.
HILTON HOLDINGS, LLC
HILTON HOSPITALITY, LLC
HILTON ILLINOIS CORP.
HILTON ILLINOIS HOLDINGS LLC
HILTON INNS LLC
HILTON INTERNATIONAL CO.
HILTON KINGSLAND 1, LLC
HILTON MANAGEMENT LLC
HILTON NEW JERSEY SERVICE CORP.
HILTON OPB, LLC
HILTON ORLANDO PARTNERS II, LLC
HILTON ORLANDO PARTNERS III, LLC
HILTON RECREATION LLC
HILTON RESORTS CORPORATION
HILTON RESORTS MARKETING CORP.
HILTON SAN DIEGO CORPORATION
HILTON SPRING CORPORATION
HILTON SUPPLY MANAGEMENT LLC
HILTON SYSTEMS SOLUTIONS, LLC
HILTON SYSTEMS, LLC
HILTON WORLDWIDE, INC.
HILTON-OCCC HOTEL, LLC,
each as a Guaranteeing Subsidiary

By:	/s/ W. Steven Standefer
Name:	W. Steven Standefer
Title:	Senior Vice President

[Subsidiary Guarantors’ Signature Page to the Supplemental Indenture]

HILTON-OCCC MEZZ LENDER, LLC
HLT AUDUBON LLC
HLT CA HILTON LLC
HLT CONRAD DOMESTIC LLC
HLT CONRAD GP LLC
HLT DOMESTIC JV HOLDINGS LLC
HLT DOMESTIC OWNER LLC
HLT ESP FRANCHISE LLC
HLT ESP INTERNATIONAL FRANCHISE LLC
HLT ESP INTERNATIONAL FRANCHISOR CORPORATION
HLT ESP INTERNATIONAL MANAGE LLC
HLT ESP INTERNATIONAL MANAGEMENT CORPORATION
HLT ESP MANAGE LLC
HLT FRANCHISE II BORROWER LLC
HLT HQ SPE LLC
HLT HSM HOLDING LLC
HLT HSS HOLDING LLC
HLT JV ACQUISITION LLC
HLT JV I BORROWER LLC
HLT LIFESTYLE FRANCHISE LLC
HLT LIFESTYLE INTERNATIONAL FRANCHISE LLC
HLT LIFESTYLE INTERNATIONAL FRANCHISOR CORPORATION
HLT LIFESTYLE INTERNATIONAL MANAGE LLC
HLT LIFESTYLE INTERNATIONAL MANAGEMENT CORPORATION
HLT LIFESTYLE MANAGE LLC
HLT MEMPHIS DATA LLC
HLT O’HARE LLC
HLT OPERATE DTWC LLC
HLT OWNED II HOLDING LLC
HLT OWNED II-A BORROWER LLC
HLT PALMER LLC
HLT TIMESHARE BORROWER I LLC
HLT TIMESHARE BORROWER II LLC
HOMEWOOD SUITES FRANCHISE LLC
HOMEWOOD SUITES MANAGEMENT LLC,
each as a Guaranteeing Subsidiary

By:	/s/ W. Steven Standefer
Name:	W. Steven Standefer
Title:	Senior Vice President

[Subsidiary Guarantors’ Signature Page to the Supplemental Indenture]

HOTEL CLUBS OF CORPORATE WOODS, INC.
HOTELS STATLER COMPANY, INC.
HPP HOTELS USA, INC.
HPP INTERNATIONAL CORPORATION
HRC ISLANDER LLC
HTGV, LLC
INNVISION, LLC
INTERNATIONAL RIVERCENTER LESSEE, L.L.C.
LOCKWOOD PALMER HOUSE, LLC
MERITEX, LLC
PEACOCK ALLEY SERVICE COMPANY, LLC
POTTER’S BAR PALMER HOUSE, LLC
PROMUS HOTEL SERVICES, INC.
PROMUS HOTELS FLORIDA LLC
PROMUS HOTELS LLC
PROMUS HOTELS MINNEAPOLIS, INC.
PROMUS HOTELS PARENT LLC
PROMUS OPERATING LLC
PROMUS/KINGSTON DEVELOPMENT CORPORATION
SALC, INC.
SAMANTHA HOTEL LLC
SUITE LIFE, INC.
TEX HOLDINGS, INC.
WA COLLECTION INTERNATIONAL, LLC
WALDORF ASTORIA FRANCHISE LLC
WALDORF=ASTORIA MANAGEMENT LLC
WASHINGTON HILTON, L.L.C.,
each as a Guaranteeing Subsidiary

By:	/s/ W. Steven Standefer
Name:	W. Steven Standefer
Title:	Senior Vice President

[Subsidiary Guarantors’ Signature Page to the Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ W. Thomas Morris, II
	Name:	W. Thomas Morris, II
	Title:	Vice President

[Subsidiary Guarantors’ Signature Page to the Supplemental Indenture]

SCHEDULE I

Subsidiary Guarantors

Entity Name	Jurisdiction

90210 Biltmore Management, LLC	Delaware
90210 Desert Resorts Management Co., LLC	Delaware
90210 Grand Wailea Management Co., LLC	Delaware
90210 LLC	Delaware
90210 Management Company, LLC	Delaware
Andiamo’s O’Hare, LLC	Delaware
Bally’s Grand Property Sub I, Inc.	Nevada
Blue Bonnet Security, LLC	Delaware
Chesterfield Village Hotel, L.L.C.	Missouri
Compris Hotel LLC	Delaware
Conrad Franchise LLC	Delaware
Conrad International (Belgium) LLC	Nevada
Conrad International (Egypt) Resorts Corporation	Nevada
Conrad International (Indonesia) Corporation	Nevada
Conrad International Investment (Jakarta) Corporation	Nevada
Conrad International Manage (CIS) LLC	Delaware
Conrad Management LLC	Delaware
Destination Resorts LLC	Arizona
Doubletree DTWC LLC	Delaware
Doubletree Franchise LLC	Delaware
Doubletree Hotel Systems LLC	Arizona
Doubletree Hotels LLC	Arizona
Doubletree LLC	Delaware
Doubletree Management LLC	Delaware
DT Management LLC	Arizona
DT Real Estate, Inc.	Arizona
DTM Atlanta/Legacy, Inc.	Arizona
DTM Cambridge, Inc.	Massachusetts
DTM Coconut Grove, Inc.	Arizona
DTM Largo, Inc.	Arizona
DTM Maryland, Inc.	Arizona
DTM Santa Clara LLC	Arizona
DTM Walnut Creek, Inc.	Arizona
DTR FCH Holdings, Inc.	Arizona
DTR PAH Holding, Inc.	Arizona
DTR San Antonio, Inc.	Arizona
DTR TM Holdings, Inc.	Arizona
DTWC Spokane City Center SPE, LLC	Delaware

Entity Name	Jurisdiction

EJP Corporation	Delaware
Embassy Development Corporation	Delaware
Embassy Equity Development LLC	Delaware
Embassy Memphis Corporation	Tennessee
Embassy Suites (Isla Verde), Inc.	Delaware
Embassy Suites Club No. 1, Inc.	Kansas
Embassy Suites Club No. Three, Inc.	Louisiana
Embassy Suites Club No. Two, Inc.	Texas
Embassy Suites Franchise LLC	Delaware
Embassy Syracuse Development LLC	Delaware
EPAM Corporation	Delaware
Florida Conrad International Corp.	Florida
Grand Vacations Realty, LLC	Delaware
Grand Vacations Services LLC	Delaware
Grand Vacations Title, LLC	Delaware
Hampton Inns Franchise LLC	Delaware
Hampton Inns LLC	Delaware
Hampton Inns Management LLC	Delaware
Hapeville Investors, LLC	Delaware
HHC BC Orlando, LLC	Delaware
HHC One Park Boulevard, LLC	Delaware
HIC First Corporation	Delaware
HIC Gaming California, Inc	California
HIC Holdings Corporation	Delaware
HIC Hotels U.S.A. Corporation	Delaware
HIC Racing Corporation	Delaware
HIC San Pablo Limited, Inc	California
HIC San Pablo, L.P.	California
HIC Second Corporation	Delaware
Hilton Beverage LLC	Delaware
Hilton Chicago Beverage I LLC	Delaware
Hilton Chicago Beverage II LLC	Delaware
Hilton Chicago Beverage III LLC	Delaware
Hilton Chicago Beverage IV LLC	Delaware
Hilton Corporate Director LLC	Delaware
Hilton CP Operator LLC	Delaware
Hilton El Con Management LLC	Delaware
Hilton El Con Operator LLC	Delaware
Hilton Electronic Distribution Systems, LLC	Delaware
Hilton Energy Investments, LLC	Delaware
Hilton ESJ Operator LLC	Delaware

Entity Name	Jurisdiction

Hilton Franchise Holding LLC	Delaware
Hilton Franchise LLC	Delaware
Hilton Garden Inns Franchise LLC	Delaware
Hilton Garden Inns Management LLC	Delaware
Hilton Grand Vacations Club, LLC	Delaware
Hilton Grand Vacations Company, LLC	Delaware
Hilton Grand Vacations Financing, LLC	Delaware
Hilton Grand Vacations Management, LLC	Nevada
Hilton Hawaii Corporation	Delaware
Hilton HHonors Worldwide, L.L.C.	Delaware
Hilton Holdings LLC	Nevada
Hilton Hospitality LLC	Nevada
Hilton Illinois Corp.	Nevada
Hilton Illinois Holdings LLC	Delaware
Hilton Inns LLC	Delaware
Hilton International Co.	Delaware
Hilton Kingsland 1, LLC	Delaware
Hilton Management LLC	Delaware
Hilton New Jersey Service Corp.	Delaware
Hilton OPB, LLC	Delaware
Hilton Orlando Partners II, LLC	Delaware
Hilton Orlando Partners III, LLC	Delaware
Hilton Recreation LLC	Delaware
Hilton Resorts Corporation	Delaware
Hilton Resorts Marketing Corp.	Delaware
Hilton San Diego Corporation	California
Hilton Spring Corporation	Delaware
Hilton Supply Management LLC	Delaware
Hilton Systems Solutions, LLC	Delaware
Hilton Systems, LLC	Delaware
Hilton Worldwide, Inc.	Delaware
Hilton-OCCC Hotel, LLC	Florida
Hilton-OCCC Mezz Lender, LLC	Florida
HLT Audubon LLC	Delaware
HLT CA Hilton LLC	Delaware
HLT Conrad Domestic LLC	Delaware
HLT Conrad GP LLC	Delaware
HLT Domestic JV Holdings LLC	Delaware
HLT Domestic Owner LLC	Delaware
HLT ESP Franchise LLC	Delaware
HLT ESP International Franchise LLC	Delaware

Entity Name	Jurisdiction

HLT ESP International Franchisor Corporation	Delaware
HLT ESP International Manage LLC	Delaware
HLT ESP International Management Corporation	Delaware
HLT ESP Manage LLC	Delaware
HLT Franchise II Borrower LLC	Delaware
HLT HQ SPE LLC	Delaware
HLT HSM Holding LLC	Delaware
HLT HSS Holding LLC	Delaware
HLT JV Acquisition LLC	Delaware
HLT JV I Borrower LLC	Delaware
HLT Lifestyle Franchise LLC	Delaware
HLT Lifestyle International Franchise LLC	Delaware
HLT Lifestyle International Franchisor Corporation	Delaware
HLT Lifestyle International Manage LLC	Delaware
HLT Lifestyle International Management Corporation	Delaware
HLT Lifestyle Manage LLC	Delaware
HLT Memphis Data LLC	Delaware
HLT O’Hare LLC	Delaware
HLT Operate DTWC LLC	Delaware
HLT Owned II Holding LLC	Delaware
HLT Owned II-A Borrower LLC	Delaware
HLT Palmer LLC	Delaware
Homewood Suites Franchise LLC	Delaware
HLT Timeshare Borrower I LLC	Delaware
HLT Timeshare Borrower II LLC	Delaware
Homewood Suites Management LLC	Delaware
Hotel Clubs of Corporate Woods, Inc.	Kansas
Hotels Statler Company, Inc.	Delaware
HPP Hotels USA, Inc.	Delaware
HPP International Corporation	Nevada
HRC Islander LLC	Delaware
HTGV, LLC	Delaware
Innvision, LLC	Delaware
International Rivercenter Lessee, L.L.C.	Louisiana
Lockwood Palmer House, LLC	Delaware
Meritex, LLC	Delaware
Peacock Alley Service Company, LLC	New York
Potter’s Bar Palmer House, LLC	Delaware
Promus Hotel Services, Inc.	Delaware
Promus Hotels Florida LLC	Delaware
Promus Hotels LLC	Delaware

Entity Name	Jurisdiction

Promus Hotels Minneapolis, Inc.	Delaware
Promus Hotels Parent LLC	Delaware
Promus Operating LLC	Delaware
Promus/Kingston Development Corporation	Delaware
SALC, Inc.	Texas
Samantha Hotel LLC	Delaware
Suite Life, Inc.	Delaware
Tex Holdings, Inc.	Delaware
WA Collection International, LLC	Delaware
Waldorf Astoria Franchise LLC	Delaware
Waldorf=Astoria Management LLC	Delaware
Washington Hilton, L.L.C.	New York